Exhibit 10.20

Pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, certain information, exhibits, and schedules herein have been omitted because each are both (i) not material and (ii) the type of information that the Registrant treats as confidential. The Registrant agrees to furnish a copy of all omitted information, schedules, and exhibits to the Securities and Exchange Commission upon its request.

3475 Edison Way, Suite R

Menlo Park, California

USA 95025

April 21, 2019

Dr. Wang ZhenZhong

Executive Vice President, Research

JIANGSU KANION PHARMACEUTICAL CO,, LTD.

[ADDRESS]

Dear Dr. Wang ZhenZhong,

Thank you again for hosting our recent visit to Jiangsu Kanion Pharmaceutical Co. Ltd. We were highly impressed with the quality of your team and the facilities at your company.

王总您好

再次感谢您接待我们最近对江苏康缘药业有限公司的访问，我们对贵公司的团队和高质量的设施留下深刻的印象。

We are enthusiastic about the opportunity to collaborate with you toward the mutual benefit of both of our companies, especially as our success will benefit Kanion through your ownership of Edison Oncology shares gained through our acquisition of Newgen Therapeutics, Inc.

我们非常期待有机会与您合作，合作将会为我们两家公司带来共赢。特别强调一下，Edison Oncology收购Newgen Therapeutics后，康缘拥有的NewGen的股权转换成Edision的股权，因此我们（Edison）的成功也会为康缘带来直接的利益 ..

As we discussed, it will be a good idea to memorialize our mutual understanding of the arrangements we discussed by our agreement of the principal terms outlined in this letter.

如我们所讨论过的，本备忘录存录我们讨论过，双方同意的对未来合作的安排， 以及讨论过的主要条款。

Dr. Wang ZhenZhong

April 21, 2019, pg. 2

Jiangsu Kanion Pharmaceutical Co. Ltd. (“Kanion”) and Edison Oncology Holding Corp. (“Edison”) have agreed to the following:

江苏康缘药业（康缘）和Edison Oncology Holding Corp. (“Edison”)协商后同意以下条款：

1.	Kanion will supply to Edison (250g) of KY1702 (EO1001) API and related CMC documentation to support Edison’s Phase 1-2 planned clinical trials. The anticipated timeframe for this is before 30-Sep/2019;

康缘将提供Edison 200g的KY1702 （即EO001）API，以及相关的CMC文件，用于支持Edison的计划中的临床1-2期试验。这个将会再2019年 9月30 日前完成。

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	Kanion and Edison will establish a mutual confidential relationship through the execution of a joint nondisclosure agreement;

康缘和Edison将通过签署联合保密协议，来建立相互间的保密关系

9.	[***]

Based on our mutual agreement and trust, both Kanion and Edison acknowledge that this letter agreement is sufficient to establish our mutual understanding of our respective agreed obligations as we collaborate together.

基于我们的共同协议和信任，康缘和Edison都承认，本信函协议足以在我们合作时建立我们对各自约定义务的相互理解

We also each recognize that either of us may in the future require a more formal legal agreement and if one of us requires such an agreement we will work together to draft and consummate such a formal legal agreement in a timely manner.

我们也意识到，我们中的任何一方将来都可能需要更正式的法律协议，如果我们中的一方需要这样的协议，我们将共同努力，及时起草和完善这样一份正式的法律协议。

We look forward to working with you and your team and to our next opportunity to meet in person.

我们期待着与您和您的团队合作，并期待着我们的下一次会面机会。

Sincerely, EDISON ONCOLOGY HOLDING CORP.	Acknowledged and Agreed JIANGSU KANION PHARMACEUTICAL CO., LTD.
By:
Jeffrey A. Bacha	Name:
Chief Executive Officer	Title: